Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 7

This Amendment No. 7, dated as of February 6, 2013 (this “Amendment”), to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of May 13, 2011, Amendment No. 3, dated as of March 9, 2012, Amendment No. 4, dated as of August 23, 2012, Amendment No. 5, dated as of October 4, 2012 and Amendment No. 6, dated as of the date hereof, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, and the other agents and arrangers parties thereto, is entered into by and among Holdings, the Borrower, the Agents and the Additional Term B-2 Lenders (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has hereby notified the Administrative Agent and each Term Lender that it intends to incur Specified Refinancing Debt pursuant to Section 2.26 of the Credit Agreement in order to refinance the entire outstanding principal amount of the Term B-1 Loans (such Specified Refinancing Debt, the “Additional Term B-2 Loans”);

WHEREAS, the Borrower has requested that (i) the Lenders party hereto (each, a “New Term B-2 Lender”) and the (ii) Term B-1 Lenders that have executed and delivered a Lender Consent (as defined below) (each, a “Consenting Term B-1 Lender”, and together with the New Term B-2 Lenders, the “Additional Term B-2 Lenders”) extend credit to the Borrower in the form of Additional Term B-2 Loans in an aggregate principal amount of up to $411,420,685.53;

WHEREAS, each Additional Term B-2 Lender has indicated its willingness to lend such Additional Term B-2 Loans in the aggregate amount specified on its signature page to this Amendment on the terms and subject to the conditions herein; and

Whereas, each Consenting Term B-1 Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Lender Consent”) indicating the “Rollover Settlement Option” (each, a “Rollover Lender”) shall be deemed to have made an Additional Term B-2 Loan on the Seventh Amendment Effective Date, the proceeds of which were used to repay such Lender’s Term B-1 Loans; and

Whereas, each Consenting Term B-1 Lender that shall have executed and delivered a Lender Consent indicating the “Assignment Settlement Option” (each, an “Assignment Lender”) has indicated its willingness to accept an Assignment and Assumption of Additional Term B-2 Loans from each New Term B-2 Lender, in an aggregate amount up to such Assignment Lender’s Additional Term B-2 Loans.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	ADDITIONAL TERM B-2 LOANS.

1.1 Additional Term B-2 Loans. Each Rollover Lender hereby agrees to make Additional Term B-2 Loans up to the aggregate amount of the aggregate principal amount of such Lender’s Term B-1

Loans on the Seventh Amendment Effective Date (as defined in Section 2 below). Each New Term B-2 Lender hereby agrees to make Additional Term B-2 Loans up to the aggregate amount specified on such New Term B-2 Lender’s signature page to this Amendment on the Seventh Amendment Effective Date. Pursuant to Section 2.26 of the Credit Agreement, the Additional Term B-2 Loans shall have the terms set forth in this Amendment and in the Credit Agreement (as amended by this Amendment).

1.2 Use of Proceeds. The proceeds of the Additional Term B-2 Loans shall be applied toward the payment of (a) the aggregate outstanding principal amount of the Term B-1 Loans and (b) fees, expenses and original issue discount payable in connection with the Additional Term B-2 Loans.

1.3 Credit Agreement Governs. Effective as of the Seventh Amendment Effective Date, except as set forth in this Amendment, (a) the Additional Term B-2 Loans shall have identical terms as the Term B-2 Loans made pursuant to the Sixth Amendment and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents (other than fees or original issue discount payable in connection with the making of the Additional Term B-2 Loans on the Seventh Amendment Effective Date; provided, that the Additional Term B-2 Loans shall accrue interest commencing on the Seventh Amendment Effective Date), (b) the Additional Term B-2 Loans shall be Specified Refinancing Debt and Specified Refinancing Term Loans under the Credit Agreement, (c) this Amendment shall be a Refinancing Amendment under the Credit Agreement, (d) all references to the Term B-2 Loans shall be deemed to refer to the existing Term B-2 Loans and the Additional Term B-2 Loans, (e) the definition of “Term B-2 Loans” in the Credit Agreement is hereby amended and restated in its entirety to read as follows below and (f) the definition of “Additional Term B-2 Loans”, “Seventh Amendment” and “Seventh Amendment Effective Date”, shall hereby be inserted into Section 1.1 of the Credit Agreement in the correct alphabetical order:

“Additional Term B-2 Loans”: the loans made pursuant to the Seventh Amendment on the Seventh Amendment Effective Date.

“Seventh Amendment”: Amendment No. 7 to the Credit Agreement, dated as of February 6, 2013, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Seventh Amendment Effective Date”: as defined in the Seventh Amendment.

“Sixth Amendment Effective Date”: as defined in the Sixth Amendment.

“Term B-2 Loans”: the Term B-2 Loans issued on the Sixth Amendment Effective Date and the Additional Term B-2 Loans.

SECTION 2.	CONDITIONS PRECEDENT

The making of the Additional Term B-2 Loans on the date hereof (the “Seventh Amendment Effective Date”) shall be subject to the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, and each New Term B-2 Lender;

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(b) Lender Consents duly executed by each Consenting Lender;

(c) a solvency certificate signed by the chief financial officer on behalf of the Borrower, substantially in the form of Exhibit G of the Credit Agreement;

(d) a closing certificate of each Loan Party, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments; and

(e) an executed legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

2.2 Fees and Expenses. All fees and reimbursable expenses that have been invoiced as of the Seventh Amendment Effective Date that are due and payable to any Person under any engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds.

2.3 Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

2.4 Minimum Refinancing Condition. The aggregate principal amount of the Additional Term B-2 Loans shall not be less than $15,000,000.

2.5 Sixth Amendment. The Sixth Amendment Effective Date shall have occurred prior to, but on the same date as, the Seventh Amendment Effective Date.

2.6 USA Patriot Act. The Additional Term B-2 Lenders shall have received from each of the Loan Parties documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent such documentation or other information has been requested in writing at least five (5) Business Days prior to Fifth Amendment Effective Date.

SECTION 3.	REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:

3.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

3.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

3.3 Absence of Default. Neither Holdings, the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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SECTION 4.	LENDER CONSENTS AND WAIVERS.

(a) Each Rollover Lender shall be deemed to agree, upon the Seventh Amendment Effective Date that all (or such lesser amount as the Administrative Agent may allocate to such Lender) of its Term B-1 Loans shall constitute Additional Term B-2 Loans under the Credit Agreement, and such Term B-1 Loans shall be deemed repaid in full on the Seventh Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Rollover Lender and due and payable by the Borrower pursuant to the Credit Agreement and this Amendment.

(b) The Term B-1 Loans of each Assignment Lender shall be repaid in full on the Seventh Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Assignment Lender and due and payable by the Borrower pursuant to the Credit Agreement and this Amendment. Notwithstanding anything in the Credit Agreement to the contrary, each Assignment Lender agrees that it shall be deemed to have completed an Assignment and Assumption pursuant to Section 10.06 of the Credit Agreement on the Seventh Amendment Effective Date and assumed from a Lender designated by the Administrative Agent an amount equal to the principal amount of such repayment (or such lesser amount as the Administrative Agent may allocate to such Lender).

(c) Notwithstanding anything herein to the contrary, the Additional Term B-2 Lenders waive the payment of any breakage loss or expense under Section 2.21 of the Credit Agreement in connection with the repayment of Term B-1 Loans on the Seventh Amendment Effective Date.

SECTION 5.	MISCELLANEOUS

5.1 Reference to and Effect on the Loan Documents.

(a) As of the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

5.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

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5.3 Reaffirmation. Each of Holdings and the Borrower hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each of Holdings and the Borrower confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.

5.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

5.5 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

5.6 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

5.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

ALLISON TRANSMISSION, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 7]

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 7]

Name of Lender:

Executing as a New Term B-2 Lender:

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Credit Agreement Reference	Aggregate Principal Amount

Additional Term B-2 Loan	$

[SIGNATURE PAGE TO AMENDMENT NO. 7]

Exhibit A

Lender Consent to Amendment No. 7

This Lender Consent (“Lender Consent”) to Amendment No. 7 (the “Amendment”) to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of dated as of October 4, 2012 and Amendment No. 6, dated as of the Sixth Amendment Effective Date, the “Credit Agreement”), among Allison Transmission Holdings, Inc., a Delaware corporation, Allison Transmission, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto, Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned hereby irrevocably and unconditionally approves the Amendment and agrees to the following (check only ONE option):

Rollover Settlement Option

to deem prepaid 100% of the outstanding principal amount of the Term B-1 Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with proceeds of an Additional Term B-2 Loan in a like principal amount.

Assignment Settlement Option

to have 100% of the outstanding principal amount of the Term B-1 Loans held by such Lender prepaid on the Seventh Amendment Effective Date and to purchase by assignment Additional Term B-2 Loans in a like principal amount (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the      of January, 2013.

as an Additional Term B-2 Lender (insert name of the legal entity)

by

Name:
Title:

For any Institution requiring a second signature line:

by

Name:
Title:

Name of Fund Manager (if applicable):

Exhibit B

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION HOLDINGS, INC.

Pursuant to Section 2.1(d) of Amendment No. 7, dated as of February [    ], 2013 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto, the undersigned Assistant Secretary of Allison Transmission Holdings, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on [ ]. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

5.	The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

6.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION HOLDINGS, INC.

Name:	Eric C. Scroggins	Name:	David S. Graziosi
Title:	Vice President, General Counsel and Secretary	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Date:	February [ ], 2013

[HOLDINGS SIGNATURE PAGE TO AMENDMENT NO. 4 CLOSING CERTIFICATE]

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE

David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary